EXHIBIT 99.1


          SHELL AND TEXACO SIGN MEMORANDUM OF UNDERSTANDING TO COMBINE
               U.S. REFINING, MARKETING, TRANSPORTATION, TRADING
                            AND LUBRICANTS OPERATIONS

 Agreement Expected Soon Among Texaco, Shell and Saudi Refining Inc. to Combine
                 U.S. Eastern Refining and Marketing Operations

FOR  RELEASE:  TUESDAY,  MARCH  18,  1997.
------------------------------------------
         WHITE PLAINS, N.Y., March 18 - Shell Oil Company and Texaco Inc. today announced the signing of a memorandum of understanding to combine the major elements of their midwestern and western U.S. refining and marketing activities and their total U.S. transportation, trading and lubricants businesses. The new company will continue to market gasoline under both the Texaco and Shell brands through the thousands of independent wholesalers and retailers who bring the products to the consumer.
         The two companies  also announced  that they and Saudi  Refining  Inc.
(SRI) have made significant progress in discussions to combine their eastern U.S. refining and marketing businesses. They are very optimistic that an agreement will be reached in the second quarter of 1997.
         In making the announcement Shell Oil Co. President and CEO Philip J. Carroll said, "There is a powerful case for fundamental change in the way petroleum refining and marketing companies operate in the United States. For several years, the industry has faced difficult business conditions requiring increased efficiencies. This initiative will create new opportunities for our customers, employees, vendors and the communities in which we work and live."
         Texaco Chairman and CEO Peter I. Bijur added, "An alliance of Texaco's and Shell's downstream operations is a major step toward much needed change. By uniting the complementary strengths of these organizations, we will create a new entity with economic potential far greater than the sum of its parts. The result will be a more competitive company with the ability to create long-term jobs, greater value for both brands, reliable sources of quality products at competitive prices and the best possible returns for our shareholders."

                 Memorandum of Understanding to Form New Company

         Under the terms of the memorandum of understanding signed today, Texaco and Shell will form a limited liability company comprising their midwestern and western refining and marketing activities and nationwide transportation and lubricants businesses. Shell will have 56 percent ownership and Texaco will hold 44 percent of the new company, which is expected to be formed as soon as practical following regulatory review and the signing of a definitive agreement.
                                    - more -

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                                     - 2 -

         The exploration, production and chemical businesses of these companies are not included in the new company.
         The new company expects to be able to achieve substantial efficiencies largely by adopting best practices of both companies, and from shared management systems, business processes and support functions. These savings are not contingent upon closure of refineries or other major operating facilities. However, future decisions regarding the new company will be made on the basis of achieving the objectives of the business plan.
         Messrs. Carroll and Bijur emphasized that the philosophy underpinning the venture is to improve performance and growth opportunities in the United States. As the new company structure is established there may be some reduction in workforce during the transition, but the expectation is that net job creation will ultimately result from long-term growth opportunities generated by the new venture.
         Both Texaco and Shell have agreed to the strategic importance of establishing a new company that will be a leader in diversity, which will embrace inclusion, openness and equal opportunity for all employees and business partners. As part of establishing the new company, comprehensive employment and business partnering initiatives will be developed that are aligned with its business objectives.

     Progress on Establishing a U.S. Eastern Refining and Marketing Company

         SRI, Texaco and Shell have made significant progress in discussions toward a separate memorandum of understanding to combine Star Enterprise (a 50/50 joint venture between SRI and Texaco in the eastern U.S.) with Shell's eastern U.S. refining and marketing business. They anticipate that an announcement will be made soon.
         Until completion of regulatory review and definitive agreements, all Texaco, Star Enterprise and Shell downstream operations will continue to operate separately.
         Shell Oil Co. is a Houston-based affiliate of the Royal Dutch/Shell Group of Companies. Texaco Inc. is based in White Plains, N.Y. SRI is a Houston-based affiliate of Saudi Aramco.
                                     - xxx -

For more information contact:    Shell Oil Co. Media Relations    (713) 241-4544
                                 Kitty Borah, Stacy Hutchinson

                                 Texaco Media Center              (914) 253-4177

NOTE TO EDITORS:  The  attached fact sheet identifies operations included in the new company.





 Additional Texaco information is available on the World Wide Web at:
                             http://www.texaco.com

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

                           TOTAL ASSETS OF NEW COMPANY
                                   FACT SHEET

----------------------------------------- --------------------------------------- ------------------------------------------
             TEXACO ASSETS                             SHELL ASSETS                         ASSETS OF NEW COMPANY
----------------------------------------- --------------------------------------- ------------------------------------------
Texaco Refineries (4)                     Shell  Refineries (4)                   New Company Refineries (8)
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
Anacortes, Wash.                                                                  Anacortes, Wash.
Capacity:  136,000 bpd                                                            Capacity:  136,000 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
                                          Martinez, Calif.                        Martinez, Calif.
                                          Capacity:  155,000 bpd                  Capacity:  155,000 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
El Dorado, Kan.                                                                   El Dorado, Kan.
Capacity:  100,000 bpd                                                            Capacity:  100,000 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
                                          Wood River, Ill.                        Wood River, Ill.
                                          Capacity:  271,000 bpd                  Capacity:  271,000 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
Los Angeles, Calif.                                                               Los Angeles, Calif.
Capacity:  92,000 bpd                                                             Capacity:  92,000 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
                                          Anacortes, Wash.                        Anacortes, Wash.
                                          Capacity:  108,000 bpd                  Capacity:  108,000 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
Bakersfield, Calif.                                                               Bakersfield, Calif.
Capacity:  58,000 bpd                                                             Capacity:  58,000 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
                                          Odessa, Tx.                             Odessa, Tx.
                                          Capacity: 28,000 bpd                    Capacity: 28,000 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
Total Texaco Capacity:                    Total Shell Capacity:                   Total Combined Refinery
386,000 bpd                               562,000 bpd                             Capacity:  948,000 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
Texaco Percent of U.S. Capacity:          Shell  Percent of U.S. Capacity:
2.5%                                      3.6%
----------------------------------------- --------------------------------------- ------------------------------------------

----------------------------------------- --------------------------------------- ------------------------------------------
Terminals                                 Terminals                               Terminals
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
19 crude oil and products terminals       57 crude oil and products               76 crude oil and  products terminals
(own or have partial  interest)           terminals (own or have partial          (own or have partial interest)
                                          interest)
----------------------------------------- --------------------------------------- ------------------------------------------

----------------------------------------- --------------------------------------- ------------------------------------------
Retail Marketing                          Retail Marketing                        Retail Marketing
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
Approximately    6,735    Texaco-branded  Approximately    4,477   Shell-branded  Approximately   11,212  branded   outlets
outlets in 24 states.                     outlets in 19 states.                   in  28 states.
----------------------------------------- --------------------------------------- ------------------------------------------
Texaco  percent of  marketshare in joint  Shell percent of  marketshare in joint  Total combined  percent of marketshare in
venture area:  6%                         venture area:  8%                       joint venture area:  14%
----------------------------------------- --------------------------------------- ------------------------------------------

----------------------------------------- --------------------------------------- ------------------------------------------
Pipeline                                  Pipeline                                Pipeline
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
Ownership interest in approximately       Ownership interest in approximately
30,000 miles of pipeline  throughout the  15,600  miles of pipeline  throughout
United States                             the United States
----------------------------------------- --------------------------------------- ------------------------------------------

----------------------------------------- --------------------------------------- ------------------------------------------
Lubricants  Plants (5)                    Lubricants  Plants (5)                  Lubricants  Plants (10)
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
River Rouge, MI                                                                   River Rouge, MI
Capacity:  7,300 bpd                                                              Capacity:  7,300 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
                                          Deer Park, TX                           Deer Park, TX
                                          Capacity:  9,500 bpd (2 trains)         Capacity:  9,500 bpd (2 trains)
----------------------------------------- --------------------------------------- ------------------------------------------
Charleston, SC                                                                    Charleston, SC
Capacity:  8,250 bpd                                                              Capacity:  8,250 bpd
----------------------------------------- --------------------------------------- ------------------------------------------



----------------------------------------- --------------------------------------- ------------------------------------------
             TEXACO ASSETS                             SHELL ASSETS                         ASSETS OF NEW COMPANY
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
Lubricants  Plants cont.                  Lubricants  Plants cont.                Lubricants  Plants cont.
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
                                          Martinez, CA                            Martinez, CA
                                          Capacity:  5,000 bpd                    Capacity:  5,000 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
Galena Park, TX                                                                   Galena Park, TX
Capacity:  8,600 bpd                                                              Capacity:  8,600 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
                                          Wood River, IL                          Wood River, IL
                                          Capacity:  8,300 bpd (2 units)          Capacity:  8,300 bpd (2 units)
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
Los Angeles, Calif.                                                               Los Angeles, Calif.
Capacity:  5,500 bpd                                                              Capacity:  5,500 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
                                          Carson, Calif.                          Carson, Calif.
                                          Capacity: 2,300 bpd                     Capacity: 2,300 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
Norfolk, Va.                                                                      Norfolk, Va.
Capacity:  4,100 bpd                                                              Capacity:  4,100 bpd
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
                                          Metairie, La.                           Metairie, La.
                                          Capacity: 3,300 bpd                     Capacity: 3,300 bpd
----------------------------------------- --------------------------------------- ------------------------------------------

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